UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) February 20, 2007

Pennsylvania Real Estate Investment Trust

(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	1-6300	23-6216339
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

The Bellevue, 200 S. Broad Street, Philadelphia, Pennsylvania	19102
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 875-0700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Effective February 20, 2007, Pennsylvania Real Estate Investment Trust, its operating partnership, PREIT Associates, L.P. and a taxable REIT subsidiary, PREIT-RUBIN, Inc. (collectively, the “Company”), entered into a third amendment (the “Third Amendment”) to their $500 million credit agreement (the “Credit Facility”) with the financial institutions signatory thereto.

The Third Amendment added PREIT-RUBIN, Inc. as a borrower and modified certain of the financial covenants of the Company contained in the Credit Facility as follows (all capitalized terms used in this paragraph have the meanings ascribed to such terms in the Credit Agreement): (a) decreased the minimum ratio of EBITDA to Interest Expense to 1.70:1, from 1.80:1; (b) decreased the minimum ratio of Adjusted EBITDA to Fixed Charges to 1.40:1, from 1.50:1, for periods ending on or before December 31, 2008, after which time the ratio will return to 1.50:1; and (c) decreased the minimum ratio of EBITDA to Indebtedness to 0.0975:1, from 0.115:1, for periods ending on or before December 31, 2008, after which time the ratio will be 0.1025:1.

The Third Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The Credit Facility was filed with the Securities and Exchange Commission as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on December 4, 2003, the First Amendment to the Credit Facility was filed with the Securities and Exchange Commission as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on February 3, 2005, and the Second Amendment to the Credit Facility was filed with the Securities and Exchange Commission as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on March 7, 2006.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1 Third Amendment to Credit Agreement and Joinder Agreement by and among Pennsylvania Real Estate Investment Trust, PREIT Associates, L.P., PREIT-RUBIN, Inc., the guarantors named therein and each of the financial institutions signatory thereto.

10.2 Form of Revolving Note

10.3 Form of Swingline Note

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

Date: February 22, 2007	By:	/s/ Bruce Goldman
Bruce Goldman
Executive Vice President and General Counsel

EXHIBIT INDEX

10.1 Third Amendment to Credit Agreement and Joinder Agreement by and among Pennsylvania Real Estate Investment Trust, PREIT Associates, L.P., PREIT-RUBIN, Inc., the guarantors named therein and each of the financial institutions signatory thereto.

10.2 Form of Revolving Note

10.3 Form of Swingline Note